THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
PRESIDENT'S MESSAGE
---------------------------------------------------------------------------

DEAR SHAREHOLDER:

     The management of the Rodney Square Strategic Fixed-Income Fund (the "Fund") is pleased to report to you on the Fund's activity for the fiscal year ended October 31, 1996.

PERFORMANCE REVIEW*

     The Diversified Income Portfolio had a total return of 5.18% during the fiscal year ended October 31, 1996. This return consisted of a decrease in net asset value per share, from $13.08 to $12.95, plus distributions from net investment income during the year of $0.78 per share. The Portfolio's performance trailed the reported return of 5.81% for the Lehman Intermediate Government/Corporate Index. Wilmington Trust Company, the Portfolio's adviser, has continued to assist the Portfolio by limiting total expenses of the Portfolio to 0.65% of average daily net assets. The Lehman Intermediate Government/Corporate Index is a total return performance benchmark consisting of U.S. Government and publicly issued corporate debt issues rated at least investment grade with maturities from 1 year to 10 years.

     The Municipal Income Portfolio provided shareholders with a 4.24% total return for the fiscal year ended October 31, 1996. This return consisted of a decrease in the net asset value per share, from $12.49 to $12.46, plus distributions from net investment income during the year of $0.55 per share. The Portfolio's performance was lower than the 5.78% return reported for the Merrill Lynch Intermediate Municipal Index. Wilmington Trust Company, the Portfolio's adviser, has continued to assist the Portfolio by limiting total expenses of the Portfolio to 0.75% of average daily net assets. The Merrill Lynch Intermediate Municipal Index is a composite return of nearly 400 municipal bond issues with a maturity range of 0 to 22 years.

ECONOMIC ENVIRONMENT

     The domestic fixed income market experienced several interest rate swings during the past fiscal year in response to changing expectations of the Federal Reserve Board's (the "Fed") policy. Following the momentum of declining interest rates during most of 1995, the new year began anticipating that the Fed would extend the bullish outlook for interest rates by further reducing short-term interest rates. The fortunes of the fixed income market took a turn for the worse in February and March of 1996 as economic growth accelerated and all prospects of further rate cuts by the Fed at that time were eliminated. The fixed income markets continued to perform poorly into the summer as employment growth triggered additional concerns regarding inflation and higher wage pressures. However, prospects for the third quarter began to indicate that the economy was slowing and, with inflation remaining under control, the markets began to stabilize. Yields on U.S. Treasury securities with 5-year maturities, which had bottomed out at 5.13% in mid-February, peaked at 6.82% in early July. The final months of the fiscal year have seen yields move lower, reaching 6.10% by October 31, 1996 for the above-mentioned U.S. Treasury securities.

--------------
* PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY WILMINGTON TRUST COMPANY OR ANY OTHER BANKING INSTITUTION, THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. CERTAIN VALUES SHOWN ABOVE DO NOT REFLECT THE EFFECT OF THE MAXIMUM SALES LOAD OF 3.50%. RETURNS ARE HIGHER DUE TO THE ADVISER'S MAINTENANCE OF THE FUND'S EXPENSES. SEE FINANCIAL HIGHLIGHTS ON PAGES 16 AND 17.

     Municipal bond prices rose for the first three months of the year, representing the end of a long rally that started early in 1995. However, tax-exempts under-performed their taxable counterparts during this period as the issue of radical tax reform was the primary issue of the Steve Forbes presidential campaign. The next six months proved to be difficult for the fixed income markets. An economy showing signs of explosive growth, combined with rising commodity prices, led to uncertainty regarding Fed actions and volatility in the markets. Municipals, while participating in the bear market, were buoyed somewhat by two factors. First, the demise of the Forbes campaign put to rest, at least temporarily, talk of radical tax reform. Second, the municipal market experienced a net reduction in outstanding issuance. The amount of bond redemptions, either from calls or maturities, peaked in the June/July period with over $60 billion of bonds retired. Investors' efforts to replace these bonds, when the supply of new issues was relatively light, minimized the downward price pressures. Municipal prices declined by less than half of the decline experienced by Treasury issues.

     The final three months of the fiscal year witnessed a recovery in bond prices so that, over the course of the year, the decline in bond prices was moderate. The Fed held short-term interest rates steady in the summer in expectation of a slowing economy. The economy behaved as the Fed expected; perceived inflation pressures never materialized and the bond markets were off to the races.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

THE DIVERSIFIED INCOME PORTFOLIO

     The Diversified Income Portfolio is designed to give shareholders broad exposure to the dynamics of the intermediate term bond market. This goal is accomplished by applying a disciplined and systematic investment process to actively manage a core portfolio of investment grade bonds and notes from a wide range of taxable market sectors.

      The   Portfolio  performed  well  in  the  volatile   interest   rate
environment, with the exception of the first quarter of 1996 when interest rates reversed direction and began to rise. The Portfolio was positioned with a higher level of interest rate sensitivity in order to capture
possible  gains in anticipation of the Fed pushing rates down.   When  this
did not take place, the Portfolio lost ground as interest rates rose and bond prices declined. The Portfolio was repositioned defensively as rates continued to rise and we were able to recapture most of the initial under-
performance.   The  Portfolio's performance was enhanced  during  the  past
fiscal  year  by exposure to the corporate and asset-backed  markets.   The
asset-backed market in particular performed extremely well as new issues reached record levels and the buyer base for these securities widened,
allowing  for  the  higher supply to be easily absorbed.   The  Portfolio's
exposure to the asset-backed market was 20% early in the fiscal year and remained near that level until the third quarter of 1996 when the exposure was lowered to below 10%. The allocation to this sector was reduced primarily to capture the strong performance gained earlier in the year. The corporate bond market also assisted the Portfolios' performance as spreads against the Treasury market narrowed, reflecting both investors satisfaction with the overall economic and credit outlook as well as their need for yield enhanced returns. Corporate allocations have been increased from near-market weightings earlier in the year to an approximately 6% over-weighting by the end of the fiscal year. We believe that the favorable environment in the corporate market for stable growth and low inflation will continue.

     The following graph compares the performance of The Diversified Income Portfolio, the Lehman Intermediate Government/Corporate Index and the Consumer Price Index ("CPI"), since the Portfolio's commencement of operations on April 2, 1991.


[GRAPH]

COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                 Fund        LGIC Index         CPI

Apr-91          9,650          10,000        10,000
Oct-91         10,314          10,791        10,180
Oct-92         11,302          11,870        10,506
Oct-93         12,318          13,050        10,800
Oct-94         12,031          12,798        11,081
Oct-95         13,524          14,403        11,391
Oct-96         14,225          15,240        11,733

                   Average Annual Total Return
                   ---------------------------
              1 YEAR          5 YEAR     INCEPTION
              ------          ------     ---------
Fund            1.5%            5.9%          6.5%
Index           5.8%            7.1%          7.8%
CPI             3.0%            2.9%          2.9%


*Past  performance  is not necessarily indicative of  future  results.   An
 investment  in  the  Portfolio  is  neither  insured  nor  guaranteed   by
 Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown for the Portfolio reflect the effect of the maximum sales load of 3.50% on a hypothetical initial investment of $10,000 and with dividends reinvested. Returns are higher due to the Adviser's maintenance of the Fund's expenses. See Financial Highlights on pages 16 and 17.

THE MUNICIPAL INCOME PORTFOLIO

     The Municipal Income Portfolio is an intermediate, high quality fund designed to produce a high level of income which is exempt from federal income tax while seeking preservation of capital. The basic strategy of the Portfolio is to identify and purchase the undervalued sectors of the municipal market. The Portfolio will normally be fully invested with an average maturity in the 5 to 10 year range.

     Municipals continued to be relatively expensive to Treasury issues due to the imbalance between supply and demand. We expect this imbalance to ease somewhat in fiscal 1997 as the peak of the bond redemptions appears to be behind us. This should lead to municipals under-performing until they move back to the fair value range, again on a relative basis. As a result, we have positioned the Portfolio in a slightly defensive position, using both shorter maturity bonds and higher coupons. The shorter maturities we bought decreased our duration exposure to 5.06 years, compared to 5.11 for the Merrill Lynch Index. Our average maturity declined during the year to
6.3 years from 6.6 years as of October 31, 1995. In addition, the Portfolio's coupon increased to 6.02% versus 5.53% for the Index. This coupon differential is also defensive in nature because higher coupon bonds, all else being equal, will have a smaller price reaction to a given change in interest rates.

     Another strategy we are currently utilizing takes advantage of the positive slope of the municipal yield curve. We are looking to increase the Portfolio's position in the 12 to 13 year maturity range. These maturities offer the best roll down value as we approach another calendar year end. The roll down value is the natural shortening of a bond over time. As a bond due in 2008 is priced as a 12 year bond in 1996, it will be priced as an 11 year bond in 1997. This difference represents a 0.5% to 1.0% improvement in relevant price. Our present goal is to have between 5 to 10% of the Portfolio in the 12 to 13 year maturity range.

     The following graph compares the performance of The Municipal Income Portfolio, the Merrill Lynch Intermediate Municipal Index, and the Consumer Price Index ("CPI"), since the Portfolio's commencement of operations on November 1, 1993.


[GRAPH]

COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                CPI        Merrill Index      RSMIP

10/31/93      $10,000         $10,000        $9,650
10/31/94      $10,260          $9,808        $9,356
10/31/95      $10,568         $10,882       $10,500
10/31/96      $10,885         $12,033       $10,945

            Average Annual Total Return
            ---------------------------
              1 YEAR       INCEPTION
              ------       ---------
Fund           0.59%           3.05%
Index          5.78%           4.80%
CPI            3.00%           2.87%


*Past  performance  is not necessarily indicative of  future  results.   An
 investment  in  the  Portfolio  is  neither  insured  nor  guaranteed   by
 Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown for the Portfolio reflect the effect of the maximum sales load of 3.50% on a hypothetical initial investment of $10,000 and with dividends reinvested. Returns are higher due to the Adviser's maintenance of the Fund's expenses. See Financial Highlights on pages 16 and 17.

     We invite your comments and questions and we thank you for your investment in The Rodney Square Strategic Fixed-Income Fund. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                  Sincerely,

                                  /s/ Martin L. Klopping

                                  Martin L. Klopping
                                  President


December 14, 1996

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND/DIVERSIFIED INCOME PORTFOLIO
--------------------------------------------------------------------------
INVESTMENTS/OCTOBER 31, 1996
(Showing Percentage of Total Value of Net Assets)
--------------------------------------------------------------------------

                                                                          MOODY'S/S&P      PRINCIPAL            VALUE
                                                                            RATING*          AMOUNT            (NOTE 2)
                                                                          -----------      ---------           --------
ASSET-BACKED SECURITIES - 11.8%
   Advanta Mtge. Loan Trust, Ser. 1996-1 Class A6, 6.73%,
     08/25/23......................................................       Aaa/AAA         $ 300,000           $ 289,695
   Federal National Mtge. Assoc., Ser. 1996-4 Class VC, 6.50%,
     07/25/02......................................................         NR/NR           274,187             273,132
   GE Cap. Mtge. Services, Inc., Ser. 1996HE2 Class A5, 7.94%,
     06/25/14......................................................         Aaa/NR          600,000             618,168
   Green Tree Financial Corp., Ser. 1995-2 Class A3, 7.45%,
     06/15/26......................................................        Aaa/AAA          400,000             411,436
   Green Tree Financial Corp., Ser. 1996-5 Class A4, 7.15%,
     07/15/27......................................................        Aaa/AAA          750,000             770,501
   MBNA Master Credit Card Trust, Ser. 1995F Class A, 6.60%,
     01/15/03......................................................        Aaa/AAA          300,000             303,661
   Residential Asset Securities Corp., Ser. 1995KS3, 8.00%,
     10/25/24......................................................        Aaa/AAA          400,000             406,472
   Resolution Trust Corp., Ser. 1994C2 Class B, 8.00%, 04/25/25....         NR/AA           250,000             257,392
   The Money Store Home Equity Trust, Ser. 1992D2 Class A3,
     7.55%, 01/15/18...............................................        Aaa/AAA          396,477             406,480
                                                                                                          -------------
   TOTAL ASSET-BACKED SECURITIES (COST $3,674,517).................................................           3,736,937
                                                                                                          -------------

CORPORATE BONDS - 28.8%
 ELECTRIC UTILITIES - 3.2%
   Alabama Power Co., 7.00%, 01/01/03, Callable 01/01/98 @ 101.64..         A1/A+         1,000,000           1,012,500
                                                                                                          -------------

 FINANCIAL - 21.7%
   American Express Credit Corp., 8.50%, 06/15/99...................        Aa3/A+          350,000             369,688
   Associates Corp. N.A., 6.75%, 08/01/01...........................       Aa3/AA-          500,000             505,133
   BankAmerica Corp., 6.75%, 09/15/05...............................        A3/A-           250,000             246,250
   Bear Stearns Co., 5.75%, 02/15/01................................         A2/A           500,000             484,375
   Ford Capital B.V., 9.375%, 01/01/98..............................         A2/A           300,000             311,625
   Heller Financial Corp., 7.875%, 11/01/99.........................       A2/BBB+          800,000             833,000
   International Lease Fin., 6.125%, 11/01/99.......................        A2/A+           400,000             398,000
   ITT Hartford, 6.375%, 11/01/02...................................        A1/A+           400,000             393,000
   J.P. Morgan & Co., 7.625%, 09/15/04..............................       Aa2/AA+          300,000             316,125
   Lehman Brothers, Inc., 7.625%, 08/01/98..........................         A3/A           600,000             613,500
   Mellon Bank N.A., 7.625%, 09/15/07...............................         A2/A           500,000             521,250
   Merrill Lynch & Co., Inc., 7.05%, 04/15/03.......................        A1/A+           200,000             200,750
   Merrill Lynch & Co., Inc., 7.00%, 03/15/06.......................        A1/A+           600,000             600,750
   Norwest Financial Inc., 6.37%, 11/15/01..........................       Aa3/AA-          500,000             499,095
   Santander Financial Issuances Ltd., 7.875%, 04/15/05.............        A1/A+           300,000             315,375
   USL Capital Corp., 5.79%, 01/23/01...............................        A1/A+           300,000             291,375
                                                                                                          -------------
                                                                                                              6,899,291
                                                                                                          -------------
 MANUFACTURING - 2.2%
   Eaton Corp., 8.00%, 08/15/06.....................................         A2/A           650,000             702,000
                                                                                                          -------------

 OIL, GAS & PETROLEUM - 1.7%
   British Petroleum N.A., Inc., 8.875%, 12/01/97...................        A1/AA-        $ 200,000           $ 206,184
   Societe Nationale Elf Aquitaine, 8.00%, 10/15/01.................        Aa3/AA          300,000             319,500
                                                                                                          -------------
                                                                                                                525,684
                                                                                                          -------------
   TOTAL CORPORATE BONDS (COST $8,983,251).........................................................           9,139,475
                                                                                                          -------------

TIME DEPOSITS - 1.9%
   Sanwa Bank Cayman Time Deposit, 5.68%, 11/01/96
     (COST $605,563)................................................        NR/NR           605,563             605,563
                                                                                                          -------------


U.S. GOVERNMENT AGENCY OBLIGATIONS** - 12.3%
 FEDERAL HOME LOAN BANKS NOTES - 6.3%
   Federal Home Loan Banks Notes, 6.73%, 12/30/99, Callable
     12/30/96 @ 100................................................         NR/NR         1,000,000           1,004,380
   Federal Home Loan Banks Notes, 6.90%, 08/27/03, Callable
     11/27/96 @ 100................................................         NR/NR           500,000             501,730
   Federal Home Loan Banks Notes, 7.50%, 09/30/03, Callable
     09/30/98 @ 100................................................         NR/NR           475,000             481,727
                                                                                                          -------------
                                                                                                              1,987,837
                                                                                                          -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.8%
   Federal Home Loan Mtge. Corp., 8.60%, 01/26/00...................        NR/NR           400,000             402,003
   Federal Home Loan Mtge. Corp., 7.05%, 05/15/02...................        NR/NR           500,000             502,135
                                                                                                          -------------
                                                                                                                904,138
                                                                                                          -------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES - 3.2%
   Federal National Mtge. Assoc., 7.50%, 08/25/05...................        NR/NR           300,000             302,421
   Federal National Mtge. Assoc., 6.71%, 02/13/06...................        NR/NR           300,000             295,119
   Federal National Mtge. Assoc., 7.58%, 06/02/06...................        NR/NR           400,000             410,509
                                                                                                          -------------
                                                                                                              1,008,049
                                                                                                          -------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $3,850,277)......................................           3,900,024
                                                                                                          -------------

U.S. TREASURY OBLIGATIONS** - 44.5%
 U.S. TREASURY BONDS - 2.7%
   U.S. Treasury Bonds, 11.75%, 02/15/10............................        NR/NR           650,000             870,974
                                                                                                          -------------

 U.S. TREASURY NOTES - 41.8%
   U.S. Treasury Notes, 7.50%, 01/31/97.............................        NR/NR           500,000             502,715
   U.S. Treasury Notes, 5.375%, 11/30/97............................        NR/NR         1,150,000           1,147,734
   U.S. Treasury Notes, 6.125%, 05/15/98............................        NR/NR           400,000             402,692
   U.S. Treasury Notes, 6.375%, 01/15/99............................        NR/NR           250,000             253,112
   U.S. Treasury Notes, 6.00%, 08/15/99.............................        NR/NR         3,000,000           3,008,790
   U.S. Treasury Notes, 6.00%, 10/15/99.............................        NR/NR           250,000             250,860
   U.S. Treasury Notes, 6.375%, 01/15/00............................        NR/NR         1,400,000           1,418,186
   U.S. Treasury Notes, 6.75%, 04/30/00.............................        NR/NR      $  1,250,000         $ 1,279,175
   U.S. Treasury Notes, 6.25%, 05/31/00.............................        NR/NR           300,000             302,364
   U.S. Treasury Notes, 8.75%, 08/15/00.............................        NR/NR           150,000             163,666
   U.S. Treasury Notes, 6.25%, 08/31/00.............................        NR/NR           500,000             503,660
   U.S. Treasury Notes, 6.125%, 09/30/00............................        NR/NR           200,000             200,638
   U.S. Treasury Notes, 7.88%, 08/15/01.............................        NR/NR           275,000             295,152
   U.S. Treasury Notes, 6.50%, 08/31/01.............................        NR/NR           500,000             508,105
   U.S. Treasury Notes, 6.375%, 08/15/02............................        NR/NR           650,000             657,495
   U.S. Treasury Notes, 6.25%, 02/15/03.............................        NR/NR           350,000             351,358
   U.S. Treasury Notes, 5.875%, 02/15/04............................        NR/NR           250,000             244,392
   U.S. Treasury Notes, 7.25%, 05/15/04.............................        NR/NR           600,000             634,860
   U.S. Treasury Notes, 6.50%, 08/15/05.............................        NR/NR           900,000             909,522
   U.S. Treasury Notes, 6.875%, 05/15/06............................        NR/NR           250,000             258,935
                                                                                                          -------------
                                                                                                             13,293,411
                                                                                                          -------------

   TOTAL U.S. TREASURY OBLIGATIONS (COST $14,120,674)..............................................          14,164,385
                                                                                                          -------------


   TOTAL INVESTMENTS (COST $31,234,282)+ - 99.3%...................................................          31,546,384

   OTHER ASSETS AND LIABILITIES, NET - 0.7%........................................................             230,687
                                                                                                          -------------

   NET ASSETS - 100.0%.............................................................................        $ 31,777,071
                                                                                                          =============

* Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the Portfolio Advisor.
** While not rated by Moody's or S&P, U.S. Government Securities are considered to be of the highest quality, comparable to AAA.
+ The cost for federal income tax purposes was $31,251,647. At October 31, 1996, net unrealized appreciation was $294,737. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $441,112 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $146,375.


     The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND/MUNICIPAL INCOME PORTFOLIO
------------------------------------------------------------------------
INVESTMENTS/OCTOBER 31, 1996
(Showing Percentage of Total Value of Net Assets)
-------------------------------------------------------------------

                                                                         MOODY'S/S&P       PRINCIPAL             VALUE
                                                                           RATING*           AMOUNT             (NOTE 2)
                                                                         -----------       ---------            -------
MUNICIPAL BONDS - 97.6%
 ALASKA - 5.8%
   Alaska Municipal Bond Bank Auth. Ref. Rev., Ser. 1993C,
     4.90%, 10/01/03...............................................          A/A          $ 400,000           $ 396,000
   Seward, AK Rev. (Alaska Sealife Center Proj.), Ser. 1996,
     6.50%, 10/01/01...............................................         NR/NR           560,000             562,100
                                                                                                          -------------
                                                                                                                958,100
                                                                                                          -------------
 CALIFORNIA - 11.6%
   California State Veterans Bonds, Ser. AY, 6.90%, 04/01/01........        Aa/AA           250,000             252,390
   California State Veterans Bonds, Ser. 1989, 7.00%, 04/01/03......        Aa/AA           500,000             504,775
   Los Angeles County, CA Public Works Fin. Auth. Rev. (LA
     County Park & Open Space District), Ser. 1994A, 5.63%,
     10/01/03.......................................................        Aa/AA           500,000             521,875
   Los Angeles, CA Dept. of Water and Power Electric Plant Rev.,
     5.75%, 11/15/02................................................        Aa/AA           300,000             316,875
   Redev. Agency of San Francisco, CA Multi-Family Housing Ref.
     Rev. (GNMA South Beach Proj.), Ser. 1994, 4.75%, 09/01/02......        Aaa/NR          345,000             339,394
                                                                                                          -------------
                                                                                                              1,935,309
                                                                                                          -------------
 COLORADO - 3.1%
   Aurora, CO Cert. of Participation Lease Ref. Rev., 5.85%,
     12/01/02......................................................          A/A            500,000             518,750
                                                                                                          -------------

 DELAWARE - 23.1%
   Bethany Beach, DE, 9.75%, 11/01/07..............................        Aaa/AAA          160,000             218,600
   Bethany Beach, DE, 9.75%, 11/01/08..............................        Aaa/AAA          180,000             250,425
   Delaware State Economic Dev. Auth. Osteopatic Hosp. Assoc.,
     6.00%, 01/01/03...............................................         Aaa/NR          500,000             514,375
   Delaware State Economic Dev. Auth. Rev. (Delmarva Power
     & Light), 7.30%, 09/01/15.....................................        Aaa/AAA          100,000             108,500
   Delaware State Housing Auth. Multi-Family Mtge. Ref. Rev.,
     6.30%, 07/01/98...............................................         A1/A+           100,000             100,625
   Delaware State Housing Auth. Multi-Family Mtge. Rev., Ser.
     1992D, 6.35%, 07/01/03........................................         A1/NR           100,000             102,875
   Delaware State Housing Auth. Multi-Family Mtge. Ref. Rev.,
     Ser. C, 7.25%, 01/01/07.......................................          A1/A           235,000             247,337
   Delaware State Housing Auth. Single Family Mtge. Rev.,
     Ser. 1993, Subser. A, 5.05%, 07/01/05.........................        Aaa/AAA          315,000             307,519
   Delaware State Housing Auth. Single Family Mtge. Rev.,
     Ser. 1993, Subser. A1, 5.15%, 01/01/06........................        Aaa/AAA          180,000             176,850
   Delaware State Housing Auth. Sr. Home Mtge. Rev. Subser.
     1991, 6.40%, 12/01/02.........................................         A1/NR            45,000              46,181
   Delaware State Solid Waste Auth. Sys. Rev., 5.80%, 07/01/01.....          A/A          $ 500,000           $ 519,375
   Delaware Trans. Auth. Trans. Sys. Jr. Lien Rev., 5.00%,
     07/01/06......................................................        Aaa/AAA          500,000             493,125
   Delaware Trans. Auth. Trans. Sys. Jr. Lien Rev., 7.75%,
     07/01/08, Prerefunded 07/01/98 @ 101.50.......................        Aaa/AAA          250,000             268,438
   Delaware Trans. Auth. Trans. Sys. Sr. Lien Rev., 6.75%,
     07/01/98......................................................         A1/AA-          115,000             119,744
   Delaware Trans. Auth. Trans. Sys. Sr. Lien Rev., 5.88%,
     07/01/00......................................................         A1/AA-          350,000             365,750
                                                                                                          -------------
                                                                                                              3,839,719
                                                                                                          -------------
 HAWAII - 4.6%
   Hawaii State Gen. Oblig. Rev., Ser. BW, 6.20%, 03/01/05.........         Aa/AA           700,000             758,625
                                                                                                          -------------

 MISSISSIPPI - 2.4%
   Medical Center Educ. Bldg. Corp., (Univ. of Mississippi
     Medical Center Proj.), Ser. 1993, 5.40%, 12/01/05.............         NR/A-           400,000             396,500
                                                                                                          -------------

 NEVADA - 2.3%
   Nevada State Gen. Oblig. Rev., Ser. B, 4.38%, 08/01/03..........         Aa/AA           400,000             387,500
                                                                                                          -------------

 NEW JERSEY - 3.1%
   New Jersey Econ. Dev. Auth. School Rev. (Blair Academy
     1995 Proj.), Ser. B, 6.00%, 09/01/07..........................          A/NR           500,000             515,000
                                                                                                          -------------

 PENNSYLVANIA - 17.0%
   Lancaster County, PA Solid Waste Auth. Rev., Ser. A, 6.15%,
     12/15/98......................................................         A/BBB           100,000             101,250
   Lancaster County, PA Solid Waste Auth. Rev., 7.75%, 12/15/04....         A/BBB           225,000             238,219
   Pennsylvania State Higher Educ. Fac. Auth. College & Univ.
     Rev. (Philadelphia College of Osteopathic Medicine), Ser.
     1993, 5.25%, 12/01/07.........................................         NR/AAA          150,000             148,875
   Pennsylvania State Higher Educ. Fac. Auth. College & Univ.
     Rev. (Trustees Univ. of Pennsylvania), Ser. A, 6.65%,
     01/01/17, Prerefunded 01/01/97 @ 100..........................         Aa/AA           550,000             552,502
   Pennsylvania State Ref. Rev. First Ser., 5.30%, 05/01/06........         A1/AA-          500,000             508,125
   Philadelphia, PA Municipal Auth. Rev. (Philadelphia Airport),
     7.87%, 07/15/17, Prerefunded 07/15/97 @ 102...................        Aaa/AAA          275,000             288,431
   Philadelphia, PA Redev. Auth. Home Imp. Loan Rev., 7.38%,
     06/01/03......................................................          A/A             40,000              40,650
   York County, PA Ind. Auth. Personal Care Fac., 9.50%, 10/01/19,
     Prerefunded 10/01/02 @ 100....................................         NR/NR           335,000             416,237
   York County, PA Solid Waste Refuse Auth. Ind. Dev. Rev.
     (Resource Recovery Proj.), Ser. 1985, 8.20%, 12/01/14.........         A/AA-           500,000             532,770
                                                                                                          -------------
                                                                                                              2,827,059
                                                                                                          -------------
 TEXAS - 1.8%
   Austin, TX Gen. Oblig. Rev., 4.75%, 09/01/09....................         Aa/AA         $ 315,000           $ 294,131
                                                                                                          -------------

 UTAH - 3.1%
   Salt Lake City, UT Municipal Bldg. Auth. Lease Rev., Ser.
     1994A, 5.65%, 10/01/03........................................        Aaa/AAA          500,000             520,000
                                                                                                          -------------

 VERMONT - 5.1%
   Vermont Municipal Bond Bank Rev., Ser. 2, 6.00%, 12/01/05.......        Aaa/AAA          790,000             850,238
                                                                                                          -------------

 VIRGINIA - 4.7%
   Virginia Educ. Loan Auth. Rev. (Student Loan Prog.), Ser.
     1994B, 5.15%, 03/01/04........................................         Aaa/NR          260,000             263,250
   Virginia State Housing Dev. Auth. Commonwealth Mtg. Rev.,
     Ser. 1992C Subser. C8, 5.80%, 07/01/04........................         Aa/AA+          500,000             514,375
                                                                                                          -------------
                                                                                                                777,625
                                                                                                          -------------
 WASHINGTON - 5.2%
   Clark County, WA Public Utility Dist. No. 1 Generating
     Sys. Rev., 6.00%, 01/01/06....................................        Aaa/AAA          350,000             371,438
   Washington State Public Power Supply Sys. Ref. Rev. (Nuclear
     Proj. No. 3), Ser. 1993C, 5.10%, 07/01/07.....................         Aa/AA           500,000             485,625
                                                                                                          -------------
                                                                                                                857,063
                                                                                                          -------------
 WEST VIRGINIA - 1.8%
   Oak Hill, WV Ind. Dev. Ref. Rev. (Fayette Plaza Proj.),
     Ser. 1991A, 4.95%, 10/01/09...................................         NR/AA-          300,000             302,625
                                                                                                          -------------

 WISCONSIN - 2.9%
   Appleton, WI Area School Dist., 5.00%, 04/01/11.................         Aa/NR           505,000             485,431
                                                                                                          -------------

   TOTAL MUNICIPAL BONDS (COST $16,106,825) .......................................................         16,223,675
                                                                                                          -------------



TAX-EXEMPT MUTUAL FUNDS - 1.1%
   PNC Municipal Cash Tax-Exempt Money Market Fund
     (COST $181,043)...............................................         NR/NR           181,043             181,043
                                                                                                          -------------


   TOTAL INVESTMENTS (COST $16,287,868)+ - 98.7%...................................................        $ 16,404,718
                                                                                                          -------------
   OTHER ASSETS AND LIABILITIES, NET - 1.3%........................................................             213,874
                                                                                                          -------------
   NET ASSETS - 100.0%.............................................................................        $ 16,618,592
                                                                                                          =============


* Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the Portfolio Advisor.
+ Cost for federal income tax purposes. At October 31, 1996, net unrealized appreciation was $116,850. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $171,949 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $55,099.


   The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
FINANCIAL STATEMENTS
------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1996

                                                                                        DIVERSIFIED           MUNICIPAL
                                                                                             INCOME              INCOME
                                                                                          PORTFOLIO           PORTFOLIO
                                                                                        -----------          ----------
ASSETS:
Investments in securities, at market (identified cost $31,234,282 and
 $16,287,868, respectively) (Note 2) .....................................            $  31,546,384      $   16,404,718
Receivable for investment securities sold.................................                  501,440                   -
Receivable for Fund shares sold ..........................................                    3,231                   -
Interest receivable ......................................................                  469,734             262,757
Deferred organization costs (Note 2) .....................................                        -              34,054
Other assets .............................................................                      495                 254
                                                                                      -------------      --------------

 Total assets ............................................................               32,521,284          16,701,783
                                                                                      -------------      --------------

LIABILITIES:
Dividends payable ........................................................                  157,478              61,768
Payable for investment securities purchased...............................                  499,915                   -
Payable for Fund shares redeemed .........................................                   39,227                   -
Due to Adviser (Note 4) ..................................................                      684                   -
Other accrued expenses (Note 4) ..........................................                   46,909              21,423
                                                                                      -------------      --------------

 Total liabilities .......................................................                  744,213              83,191
                                                                                      -------------      --------------

NET ASSETS, at market value ..............................................            $  31,777,071      $   16,618,592


NET ASSETS CONSIST OF:
Shares of beneficial interest ............................................            $      24,538      $       13,340
Additional paid-in capital ...............................................               31,539,886          16,560,216
Net unrealized appreciation of investments ...............................                  312,102             116,850
Accumulated net realized loss ............................................                  (99,455)            (71,814)
                                                                                      -------------      --------------

NET ASSETS, for 2,453,780 and 1,334,009 shares outstanding, respectively..            $  31,777,071      $   16,618,592
                                                                                      =============      ==============

NET ASSET VALUE and redemption price per share ($31,777,071 / 2,453,780 and $16,618,592 / 1,334,009 outstanding shares of beneficial interest,
 $0.01 par value, respectively) ..........................................                   $12.95              $12.46
                                                                                             ======              ======

Maximum offering price per share (100/96.5 of $12.95 and 100/96.5
 of $12.46, respectively) ................................................                   $13.42              $12.91
                                                                                             ======              ======

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended October 31, 1996

                                                                                        DIVERSIFIED           MUNICIPAL
                                                                                             INCOME              INCOME
                                                                                          PORTFOLIO           PORTFOLIO
                                                                                        -----------          ----------
INTEREST INCOME  .........................................................            $   2,207,502      $      865,331
                                                                                      -------------      --------------

EXPENSES:
 Advisory fee (Note 4) ...................................................                  164,315              81,460
 Administration fee (Note 4) .............................................                   26,291              13,428
 Accounting fee (Note 4) .................................................                   50,000              50,000
 Distribution expenses (Note 4) ..........................................                   28,344              19,949
 Trustees' fees and expenses (Note 4) ....................................                    5,625               5,625
 Amortization of organizational expenses (Note 2) ........................                    7,927              18,106
 Registration fees .......................................................                   17,167              12,166
 Reports to shareholders .................................................                   10,925               5,834
 Legal ...................................................................                   11,289               5,298
 Audit ...................................................................                   26,717              13,283
 Other ...................................................................                    9,483               5,605
                                                                                      -------------      --------------

  Total expenses before fee waivers ......................................                  358,083             230,754
    Advisory fee waived (Note 4)..........................................                 (144,473)            (81,460)
    Administration fee waived (Note 4)....................................                        -             (13,428)
    Accounting fee waived (Note 4)........................................                        -              (9,981)
                                                                                      -------------      --------------

   Total expenses, net ...................................................                  213,610             125,885
                                                                                      -------------      --------------

 Net investment income....................................................                1,993,892             739,446
                                                                                      -------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

  Net realized gain (loss) on investment transactions.....................                  338,775             (20,412)
  Net unrealized depreciation of investments during the year..............                 (746,222)            (24,225)
                                                                                      -------------      --------------

  Net loss on investments.................................................                 (407,447)            (44,637)
                                                                                      -------------      --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  ....................            $   1,586,445      $      694,809
                                                                                      =============      ==============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        DIVERSIFIED           MUNICIPAL
                                                                                             INCOME              INCOME
                                                                                          PORTFOLIO           PORTFOLIO
                                                                                        -----------          ----------
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income....................................................            $   1,993,892      $      739,446
  Net realized gain (loss) on investment transactions.....................                  338,775             (20,412)
  Net unrealized depreciation of investments during the year..............                 (746,222)            (24,225)
                                                                                      -------------      --------------
 Net increase in net assets resulting from operations ....................                1,586,445             694,809
                                                                                      -------------      --------------
Distributions to shareholders from:
  Net investment income ($0.78 and $0.55 per share, respectively).........               (1,993,892)           (739,446)
                                                                                      -------------      --------------
Increase (decrease) in net assets from Fund share transactions (Note 5)...                  (29,412)             92,949
                                                                                      -------------      --------------
  Total increase (decrease) in net assets.................................                 (436,859)             48,312

NET ASSETS:
 Beginning of year .......................................................               32,213,930          16,570,280
                                                                                      -------------      --------------
 End of year..............................................................            $  31,777,071      $   16,618,592
                                                                                      =============      ==============


FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income....................................................            $   2,075,063      $      691,530
  Net realized loss on investment transactions............................                 (352,512)            (45,859)
 Net unrealized appreciation of investments during the year ..............                1,976,228           1,100,202
                                                                                      -------------      --------------
 Net increase in net assets resulting from operations ....................                3,698,779           1,745,873
                                                                                      -------------      --------------
Distributions to shareholders from:
  Net investment income ($0.83 and $0.54 per share, respectively).........               (2,075,063)           (691,530)
Increase (decrease) in net assets from Fund share transactions (Note 5)...               (1,131,026)          1,232,525
                                                                                      -------------      --------------
 Total increase in net assets ............................................                  492,690           2,286,868
NET ASSETS:
 Beginning of year........................................................               31,721,240          14,283,412
                                                                                      -------------      --------------
 End of year..............................................................            $  32,213,930      $   16,570,280
                                                                                      =============      ==============

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                            FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                            --------------------------------------
                                                         1996      1995      1994      1993      1992
                                                         ----      ----      ----      ----      ----
DIVERSIFIED INCOME PORTFOLIO

NET ASSET VALUE - BEGINNING OF YEAR ...............     $13.08    $12.42    $13.48    $13.20    $12.86
                                                        ------    ------    ------    ------    ------
INVESTMENT OPERATIONS:
 Net investment income............................        0.78      0.83      0.71      0.76      0.83
 Net realized and unrealized gain (loss) on
    investments ..................................       (0.13)     0.66     (1.02)     0.39      0.37
                                                        ------    ------    ------    ------    ------
    Total from investment operations..............        0.65      1.49     (0.31)     1.15      1.20
                                                        ------    ------    ------    ------    ------
DISTRIBUTIONS:
 From net investment income.......................       (0.78)    (0.83)    (0.71)    (0.76)    (0.83)
 From net realized gain on investments............        -         -        (0.04)    (0.11)    (0.03)
                                                        ------    ------    ------    ------    ------
    Total distributions ..........................       (0.78)    (0.83)    (0.75)    (0.87)    (0.86)
                                                        ------    ------    ------    ------    ------

NET ASSET VALUE - END OF YEAR ....................      $12.95    $13.08    $12.42    $13.48    $13.20
                                                        ======    ======    ======    ======    ======

TOTAL RETURN* ....................................       5.18%    12.41%   (2.33)%     9.00%     9.58%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Expenses + ......................................       0.65%     0.65%     0.65%     0.65%     0.65%
 Net investment income............................       6.07%     6.56%     5.53%     5.65%     6.33%
Portfolio turnover rate ..........................      85.77%   116.40%    43.77%    24.22%    27.37%
Net assets at end of year (000 omitted) ..........     $31,777   $32,214   $31,721   $40,971   $30,152

                                                            FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                            --------------------------------------
                                                                   1996      1995      1994
                                                                   ----      ----      ----
MUNICIPAL INCOME PORTFOLIO

NET ASSET VALUE - BEGINNING OF YEAR...............                $12.49    $11.64    $12.50
                                                                  ------    ------    ------

INVESTMENT OPERATIONS:
 Net investment income............................                  0.55      0.54      0.49
 Net realized and unrealized gain (loss) on
    investments...................................                 (0.03)     0.85     (0.86)
                                                                  ------    ------    ------
    Total from investment operations..............                  0.52      1.39     (0.37)
                                                                  ------    ------    ------

DISTRIBUTIONS:
 From net investment income.......................                 (0.55)    (0.54)    (0.49)
                                                                  ------    ------    ------

NET ASSET VALUE - END OF YEAR.....................                $12.46    $12.49    $11.64
                                                                  ======    ======    ======

TOTAL RETURN*.....................................                 4.24%    12.23%   (3.05)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Expenses ++......................................                 0.75%     0.75%     0.75%
 Net investment income............................                 4.41%     4.50%     4.13%
Portfolio turnover rate...........................                15.91%    42.08%    21.95%
Net assets at end of year (000 omitted)...........               $16,619   $16,570   $14,283


* These results do not include the sales load. If the sales load had been included, the returns would have been lower.
+ Wilmington Trust Company ("WTC") waived a portion of its advisory fee for the fiscal years ended October 31, 1996, 1995, 1994, 1993 and 1992, and Rodney Square Management Corporation ("RSMC") waived a portion of its accounting services fee for the fiscal year-ended October 31, 1992. If these expenses had been incurred by the Portfolio, the annualized ratio of expenses to average daily net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993 and 1992, would have been 1.09%, 1.14%,
     1.05%, 1.06% and 1.24%, respectively.
++ WTC waived its entire advisory fee and RSMC waived a portion of its administration and accounting services fees for the fiscal years ended October 31, 1996, 1995, and 1994. If these expenses had been incurred by the Portfolio, the annualized ratio of expenses to average daily net assets for the fiscal years ended October 31, 1996, 1995 and 1994, would have been 1.37%, 1.45% and 1.62%, respectively.

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------------

1.DESCRIPTION  OF  THE FUND. The Rodney Square Strategic Fixed-Income  Fund
  (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust. The Declaration of Trust, dated May 7, 1986, as last amended and restated on February 15, 1993, permits the Trustees to establish separate series or "Portfolios", each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Fund are currently divided into two Portfolios, the Diversified Income Portfolio and the Municipal Income Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio currently consists of a single class of shares. The investment objective of the Diversified Income Portfolio is to seek high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities. The investment objective of the Municipal Income Portfolio is to seek a high level of income exempt from federal income tax consistent with the preservation of capital.

2.SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

  SECURITY VALUATION. Each Portfolio's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by using the last reported sales price in the principal market where the securities are traded or if no sales are reported, the last reported bid price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

  FEDERAL INCOME TAXES. Each Portfolio is treated as a separate entity and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no provision for federal income tax has been made. At October 31, 1996, the Diversified Income Portfolio and the Municipal Income Portfolio had net tax basis capital loss carryforwards to offset future capital gains of approximately $82,000 and $72,000, respectively, which will expire as follows:

                                       CAPITAL LOSS     EXPIRATION
                                       CARRYFORWARD        DATE
                                       ------------     ----------

     Diversified Income Portfolio....    $  82,000       10/31/03

     Municipal Income Portfolio......        6,000       10/31/02
                                            45,000       10/31/03
                                            21,000       10/31/04

  INTEREST INCOME AND DIVIDENDS TO SHAREHOLDERS. Interest income is accrued as earned. Dividends from net investment income consist of accrued interest and earned discount (including both original issue and market discount) less amortization of premium and accrued expenses. Dividends to shareholders of each Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions of net realized gains on investments, if any, by each Portfolio will be made annually in December.

  DEFERRED  ORGANIZATION  COSTS. Costs incurred  by  the  Municipal  Income
  Portfolio in connection with the initial registration and public offering of shares have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date the Portfolio commenced operations.

  USE  OF  ESTIMATES  IN  THE  PREPARATION OF  FINANCIAL  STATEMENTS.   The
  preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes.

3.INVESTMENT SECURITIES. During the fiscal year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

                                 DIVERSIFIED        MUNICIPAL
                                   INCOME             INCOME
                                 -----------        ----------
     Purchases..............     $28,311,261        $3,627,182
     Sales..................      26,521,158         2,570,404


4.ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund, on  behalf of each Portfolio, employs Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company, to furnish investment advisory and other services to the  Fund.  Under  WTC's Advisory Contract with the  Fund,  WTC  acts  as
  Investment Adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Fund's Portfolios in accordance with each Portfolio's investment objective, policies and limitations. For its services under the Advisory Contract, the Fund pays WTC a monthly fee at the annual rate of 0.50% of the average daily net assets of each Portfolio of the Fund, excluding those assets invested in any money market mutual fund. WTC has agreed to waive its advisory fee or reimburse each Portfolio monthly to the extent that operating expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the Portfolio's average daily net assets through February 1998. For the fiscal year ending October 31, 1996, with respect to the Diversified Income Portfolio, WTC further voluntarily agreed to waive its fee or reimburse the Portfolio monthly to the extent that operating expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions, and interest) exceed an annual rate of 0.65% of average daily net assets. These undertakings may be amended or rescinded at any time in the future.

  The following table summarizes the advisory fees for the fiscal year ended October 31, 1996:

                                        GROSS ADVISORY     ADVISORY
                                              FEE         FEE WAIVER
                                        --------------    ----------
     Diversified Income Portfolio....     $ 164,315        $ 144,473
     Municipal Income Portfolio......        81,460           81,460

  WTC also serves as Custodian of the assets of the Fund and does not receive any separate fees from the Fund for the performance of this service. Each Portfolio of the Fund reimburses WTC for its related out-of-pocket expenses, if any, incurred in connection with the performance of this service.

  Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of WTC, serves as Administrator, Transfer Agent and Dividend Paying Agent to the Fund under separate Administration and Transfer Agent Agreements with the Fund, each dated December 31, 1992. As Administrator, RSMC is responsible for services such as financial reporting, compliance monitoring and corporate management. For the services provided, RSMC receives a monthly administration fee from the
  Fund at an annual rate of 0.08% of each Portfolio's average daily net assets. The administration fee paid to RSMC by the Diversified Income Portfolio for the fiscal year ended October 31, 1996 amounted to $26,291. RSMC waived its administration fee for the Municipal Income Portfolio for the fiscal year ended October 31, 1996 amounting to $13,428. The Fund does not pay RSMC any separate fees for its services as Transfer Agent and Dividend Paying Agent for the Portfolios, as WTC assumes the cost of providing these services to the Portfolios. Each Portfolio reimburses RSMC for its related out-of-pocket expenses, if any, incurred in connection with the performance of these services.

  Pursuant to a Distribution Agreement with the Fund dated December 31, 1992, Rodney Square Distributors, Inc. ("RSD"), a wholly-owned subsidiary of WTC, manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials. The Fund's Board of Trustees has adopted distribution plans (the "12b-1 Plans") pursuant to Rule 12b-1 under the 1940 Act to allow each of the Portfolios to reimburse RSD for certain distribution activities and to allow  WTC  to  incur  certain expenses, the  payment  of  which  may  be considered to constitute indirect payment by the Portfolio of distribution expenses. The Trustees have authorized a payment of up to 0.25% of each Portfolio's average daily net assets annually to reimburse RSD for such expenses. For the fiscal year ended October 31, 1996, such expenses amounted to $28,344 for the Diversified Income Portfolio and $19,949 for the Municipal Income Portfolio.

  RSMC determines the net asset value per share of each Portfolio and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Fund on behalf of each Portfolio. For its
  services,  RSMC       receives an annual fee of  $50,000  per  Portfolio,
  plus an amount equal to 0.02% of that portion of each Portfolio's average daily net assets in excess of $100 million. For the fiscal year ended October 31, 1996, RSMC's fees for accounting services amounted to $50,000 per Portfolio. RSMC waived $9,981 of the accounting services fee with respect to the Municipal Income Portfolio. The salaries and fees of all officers of the Fund, the Trustees who are "interested persons" of the Fund, WTC, RSMC, RSD, or their affiliates, and all personnel of the Fund, WTC, RSMC or RSD performing services related to research, statistical and investment activities are paid by WTC, RSMC, RSD or their affiliates. The fees and expenses of the "non-interested" Trustees for the fiscal year ended October 31, 1996 amounted to $5,625 per Portfolio.


5.FUND  SHARES.  At  October 31, 1996, there were an  unlimited  number  of
  shares  of  beneficial  interest  of $0.01  par  value  authorized.   The
  following table summarizes the activity in shares of each Portfolio:


 DIVERSIFIED INCOME PORTFOLIO

                          FOR THE FISCAL YEAR         FOR THE FISCAL YEAR
                         ENDED OCTOBER 31, 1996      ENDED OCTOBER 31,1995
                         ----------------------      ---------------------
                            SHARES       AMOUNT      SHARES         AMOUNT
                            ------       ------      ------         ------
 Shares sold...........    332,967   $4,362,435     353,623     $4,500,647
 Shares issued to
  shareholders in
  reinvestment of
  distributions........     66,445      859,172      64,094        813,935
 Shares redeemed.......   (408,911)  (5,251,019)   (508,424)    (6,445,608)
                         ---------   ----------   ---------    -----------
 Net decrease..........     (9,499)    $(29,412)    (90,707)   $(1,131,026)
                                     ==========                ===========
 Shares outstanding:
  Beginning of year....  2,463,279                2,553,986
                         ---------                ---------
  End of year..........  2,453,780                2,463,279
                         =========                =========



 MUNICIPAL INCOME PORTFOLIO

                          FOR THE FISCAL YEAR         FOR THE FISCAL YEAR
                         ENDED OCTOBER 31, 1996      ENDED OCTOBER 31,1995
                         ----------------------      ---------------------
                            SHARES       AMOUNT      SHARES         AMOUNT
                            ------       ------      ------         ------
 Shares sold...........    141,627   $1,762,290     226,538     $2,755,791
 Shares issued to
  shareholders in
  reinvestment of
  distributions........     45,629      568,432      45,994        552,423
 Shares redeemed.......   (180,088)  (2,237,773)   (172,561)    (2,075,689)
                         ---------   ----------   ---------    -----------
 Net increase..........      7,168      $92,949      99,971     $1,232,525
                                     ==========                ===========
 Shares outstanding:
  Beginning of year....  1,326,841                1,226,870
                         ---------                ---------
  End of year..........  1,334,009                1,326,841
                         =========                =========

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
REPORT OF INDEPENDENT AUDITORS
---------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To  the  Shareholders  and Trustees of The Rodney Square  Strategic  Fixed-
Income Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Rodney Square Strategic Fixed-Income Fund (comprising, respectively, The Diversified Income and The Municipal Income Portfolios) as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended for the Diversified Income Portfolio and for each of the three years in the period then ended for the Municipal Income Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Rodney Square Strategic Fixed- Income Fund at October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended for the Diversified Income Portfolio and for each of the three years in the period then ended for the Municipal Income Portfolio, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Baltimore, Maryland
November 27, 1996

THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
---------------------------------------------
TAX INFORMATION
------------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code of 1986, the Municipal Income Portfolio designates $730,747 as tax-exempt dividends.

In January 1997 shareholders of the Fund will receive Federal income tax information on all distributions paid to their accounts in the calendar year 1996, including any distributions paid between October 31, 1996 and December 31, 1996.

[Outside cover -- divided into two sections]
[Left Section]

                          TRUSTEES
                        Eric Brucker
                       Fred L. Buckner
                     Robert J. Christian
                     Martin L. Klopping
                      John J. Quindlen
                   ----------------------

                          OFFICERS
                Martin L. Klopping, PRESIDENT
            Joseph M. Fahey, Jr., VICE PRESIDENT
        Robert C. Hancock, VICE PRESIDENT & TREASURER
               Carl M. Rizzo, Esq., SECRETARY
             Diane D. Marky, ASSISTANT SECRETARY
            Connie L. Meyers, ASSISTANT SECRETARY
             John J. Kelley, ASSISTANT TREASURER
        ---------------------------------------------

                      ADMINISTRATOR AND
                       TRANSFER AGENT
            Rodney Square Management Corporation
          ----------------------------------------

                     INVESTMENT ADVISER
                        AND CUSTODIAN
                  Wilmington Trust Company
               -----------------------------

                         DISTRIBUTOR
              Rodney Square Distributors, Inc.
            ------------------------------------

                        LEGAL COUNSEL
                 Kirkpatrick & Lockhart LLP
               ------------------------------

                    INDEPENDENT AUDITORS
                      Ernst & Young LLP
                   ----------------------


THIS  REPORT  IS SUBMITTED FOR THE GENERAL INFORMATION  OF
THE   SHAREHOLDERS  OF  THE  FUND.   THE  REPORT  IS   NOT
AUTHORIZED  FOR DISTRIBUTION TO PROSPECTIVE  INVESTORS  IN
THE  FUND  UNLESS PRECEDED OR ACCOMPANIED BY AN  EFFECTIVE
PROSPECTUS.

RS03  1/97

[Right Section]

the RODNEY SQUARE
    STRATEGIC
    FIXED-INCOME
    FUND

[GRAPHIC - RSMC Logo]


 ANNUAL REPORT
OCTOBER 31, 1996